UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

August 31, 2014

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 38.3%
CONSUMER DISCRETIONARY - 3.4%
Automobiles - 0.9%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	$245,850
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	795,524	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	400,000	418,673
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	249,528
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,736,459
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,090,000	2,653,359
General Motors Co., Senior Notes	3.500%	10/2/18	1,650,000	1,685,063
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	172,342	(a)

Total Automobiles				7,956,798

Hotels, Restaurants & Leisure - 0.3%
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,150,000	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	145,600

Total Hotels, Restaurants & Leisure				2,295,600

Household Durables - 0.3%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	40,903
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,000,000	2,160,000
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	305,250
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	478,500

Total Household Durables				2,984,653

Media - 1.8%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	637,769
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	64,002
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	450,450
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	83,936
Comcast Corp., Senior Notes	6.300%	11/15/17	1,000,000	1,153,383
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,086,201
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,320,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	220,000	255,200
DISH DBS Corp., Senior Notes	5.125%	5/1/20	100,000	102,500
DISH DBS Corp., Senior Notes	5.875%	7/15/22	630,000	668,556
DISH DBS Corp., Senior Notes	5.000%	3/15/23	410,000	407,950
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,560,000	1,606,800	(a)
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	900,000	1,153,085
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	650,000	657,980
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	1,963,769
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	81,020
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	526,212
UBM PLC, Notes	5.750%	11/3/20	920,000	988,968	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,000,000	1,060,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	290,000	318,275	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	1,410,853

Total Media				15,996,909

Specialty Retail - 0.1%
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,064,000	1,079,960	(a)(b)

TOTAL CONSUMER DISCRETIONARY				30,313,920

CONSUMER STAPLES - 3.2%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,600,000	1,843,557
Heineken NV, Senior Notes	0.800%	10/1/15	2,000,000	2,005,828	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	2,050,000	2,203,649	(a)

Total Beverages				6,053,034

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food & Staples Retailing - 1.0%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,000,000	$3,225,651	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	872,175	(c)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	587,390
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,070,000	1,128,356
CVS Health Corp., Senior Notes	5.750%	5/15/41	520,000	636,336
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	22,746	25,248	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	35,353	40,227
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	73,077	84,755
Kroger Co., Senior Notes	3.300%	1/15/21	1,460,000	1,500,750
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	356,065
Kroger Co., Senior Notes	5.150%	8/1/43	660,000	734,278

Total Food & Staples Retailing				9,191,231

Food Products - 0.9%
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	550,000	557,562
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	730,000	830,102
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	3,370,000	3,614,325	(a)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,210,000	1,384,154
Mondelez International Inc., Senior Notes	4.000%	2/1/24	720,000	756,952
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	500,000	512,696	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	180,000	185,756	(a)

Total Food Products				7,841,547

Tobacco - 0.6%
Altria Group Inc., Senior Notes	4.125%	9/11/15	1,050,000	1,088,992
Altria Group Inc., Senior Notes	10.200%	2/6/39	710,000	1,229,087
Altria Group Inc., Senior Notes	5.375%	1/31/44	340,000	377,633
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	1,006,922
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	1,500,000	1,491,703
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	264,301

Total Tobacco				5,458,638

TOTAL CONSUMER STAPLES				28,544,450

ENERGY - 6.2%
Energy Equipment & Services - 0.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	180,000	190,800
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	435,105

Total Energy Equipment & Services				625,905

Oil, Gas & Consumable Fuels - 6.1%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	120,000	127,500
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	610,450
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	462,660
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,702,277
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	720,000	741,600
Apache Corp., Senior Notes	1.750%	4/15/17	1,780,000	1,805,628
BP Capital Markets PLC, Senior Notes	3.200%	3/11/16	1,000,000	1,039,636
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	110,380
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	371,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	50,000	56,625
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	539,944
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,000,000	1,145,000
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	884,337
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,528,050
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	490,000	553,700
El Paso LLC, Senior Notes	7.250%	6/1/18	200,000	231,000

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	$463,100
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	191,914
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	171,200	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	240,000	264,600	(a)
Kodiak Oil & Gas Corp., Senior Notes	5.500%	1/15/21	1,770,000	1,867,350
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,960,000	2,009,000	(c)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,400,224	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	1,055,000
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	752,518
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,420,800	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	300,000	333,000	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,100,000	2,121,000	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,180,000	3,137,642
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,384,331
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	104,000	115,180
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	940,000	1,091,575
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	3,670,000	3,790,009	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	380,000	409,450
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	425,600
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,165,000	1,179,563
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	244,663
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	245,525
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	119,350
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,107,000
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,940,000	2,140,264	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,130,000	1,175,200	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,000,000	2,040,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	1,214,100	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,500,000	1,576,822	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	2,800,000	3,020,581
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,510,000	2,418,887	(a)

Total Oil, Gas & Consumable Fuels				54,795,435

TOTAL ENERGY				55,421,340

FINANCIALS - 10.4%
Banks - 6.3%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	273,590	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	9/29/14	370,000	301,550	(d)(e)
Bank of America Corp., Senior Notes	2.600%	1/15/19	750,000	757,310
Bank of America Corp., Senior Notes	5.625%	7/1/20	130,000	148,981
Bank of America Corp., Senior Notes	3.300%	1/11/23	180,000	178,503
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,170,000	1,206,172
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,840,000	1,999,164
Bank of America Corp., Senior Notes	4.875%	4/1/44	880,000	941,441
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	1,000,000	1,091,785
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	1,160,000	1,177,506
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	410,000	426,297
BNP Paribas SA, Senior Notes	2.375%	9/14/17	1,030,000	1,052,616
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,387,365	(a)(d)(e)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	373,500
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,055,000
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,068,375	(d)(e)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	655,688	(d)(e)
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	693,808
Citigroup Inc., Subordinated Notes	5.500%	2/15/17	5,570,000	6,087,308
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,882,195

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,000,000	$1,054,417
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	1,240,000	1,318,550
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	450,000	522,563	(a)(d)(e)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	396,462
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,475,800	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	3,240,000	3,270,313	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,665,112	(d)(e)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	160,000	157,573
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,190,000	1,214,927	(e)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	263,039
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	995,096	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,460,000	2,503,303
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	330,892
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	470,000	513,092
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	740,000	804,439
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,270,000	3,335,089
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	1,500,000	1,541,500	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,850,000	2,041,808	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	2,060,000	2,147,550	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	5,928,000	6,351,692
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	838,808
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	523,508

Total Banks				56,023,687

Capital Markets - 2.3%
Credit Suisse NY, Senior Notes	2.300%	5/28/19	1,640,000	1,643,398
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	10/14/14	60,000	47,400	(d)(e)
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	500,000	509,442
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	4,400,000	4,568,014
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,050,895
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	696,315
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	977,224
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	10/14/14	100,000	0	(e)(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(f)(g)(h)(i)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	5,180,000	5,601,295
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,771,608
Northern Trust Corp., Subordinated Notes	3.950%	10/30/25	610,000	638,330
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	611,683
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	345,652
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,000,000	1,088,400

Total Capital Markets				20,549,656

Consumer Finance - 0.5%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	272,025
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	320,000	326,800
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,580,000	1,896,411
SLM Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,734,510

Total Consumer Finance				4,229,746

Diversified Financial Services - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,174,380	(a)
General Electric Capital Corp., Senior Notes	1.000%	1/8/16	2,500,000	2,512,990
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,276,230

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Financial Services - (continued)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	70,000	$96,930
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	1,660,000	1,722,250
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	536,250	(a)(d)

Total Diversified Financial Services				8,319,030

Insurance - 0.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	587,435
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	296,426	(a)

Total Insurance				883,861

Real Estate Management & Development - 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	1,950,000	1,930,500	(c)

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	797,697

TOTAL FINANCIALS				92,734,177

HEALTH CARE - 3.2%
Biotechnology - 0.2%
Amgen Inc., Senior Notes	2.500%	11/15/16	1,500,000	1,548,893
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	405,529

Total Biotechnology				1,954,422

Health Care Providers & Services - 2.4%
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	3,199,000	3,244,986
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	1,500,000	1,593,750
Express Scripts Inc., Senior Notes	3.125%	5/15/16	4,600,000	4,775,840
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,315,700	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	656,914
HCA Inc., Senior Notes	5.875%	5/1/23	1,670,000	1,778,550
HCA Inc., Senior Secured Notes	5.875%	3/15/22	200,000	217,500
HCA Inc., Senior Secured Notes	5.000%	3/15/24	220,000	224,125
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	403,462
Humana Inc., Senior Notes	3.150%	12/1/22	60,000	59,934
Humana Inc., Senior Notes	8.150%	6/15/38	680,000	997,331
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	183,302
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	1,890,000	2,038,837	(a)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	583,427
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,000,000	985,832
WellPoint Inc., Notes	5.875%	6/15/17	1,466,000	1,640,521
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	150,928
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	500,671

Total Health Care Providers & Services				21,351,610

Pharmaceuticals - 0.6%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,500,000	2,513,650
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	1,000,000	1,072,500	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	687,750
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	575,502	(a)

Total Pharmaceuticals				4,849,402

TOTAL HEALTH CARE				28,155,434

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.2%
Erickson Inc., Secured Notes	8.250%	5/1/20	1,500,000	1,488,750

Airlines - 0.2%
Air 2 US, Notes	8.027%	10/1/19	329,905	352,998	(a)
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	39,157	43,073

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - (continued)
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,372	$52,109
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	126,725	140,664
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	784,675	919,051
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	170,272	(a)
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	155,258	167,678

Total Airlines				1,845,845

Building Products - 0.1%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,038,800	(a)

Commercial Services & Supplies - 0.2%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	332,756
Waste Management Inc., Senior Notes	3.500%	5/15/24	480,000	488,324
West Corp., Senior Notes	5.375%	7/15/22	1,160,000	1,128,100	(a)

Total Commercial Services & Supplies				1,949,180

Construction & Engineering - 0.6%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	2,110,000	2,174,349	(a)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	3,370,000	3,395,275	(a)

Total Construction & Engineering				5,569,624

Electrical Equipment - 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,134,680

Industrial Conglomerates - 0.1%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	756,000	(a)

Machinery - 0.1%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	902,396

Road & Rail - 0.3%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,303,832	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,180,000	1,244,900	(a)

Total Road & Rail				2,548,732

Trading Companies & Distributors - 0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	690,000	695,175	(a)

TOTAL INDUSTRIALS				17,929,182

INFORMATION TECHNOLOGY - 0.9%
Internet Software & Services - 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	691,500
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,800,000	1,941,750

Total Internet Software & Services				2,633,250

IT Services - 0.3%
First Data Corp., Senior Notes	12.625%	1/15/21	670,000	819,075
First Data Corp., Senior Secured Notes	6.750%	11/1/20	137,000	148,302	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	936,000	1,106,820
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	796,800	(a)

Total IT Services				2,870,997

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,531,610
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	826,076

Total Semiconductors & Semiconductor Equipment				2,357,686

Software - 0.0%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	346,000	(a)

TOTAL INFORMATION TECHNOLOGY				8,207,933

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 4.7%
Chemicals - 0.2%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	270,000	$284,175
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,434,437

Total Chemicals				1,718,612

Construction Materials - 0.5%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,150,000	3,717,000	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	447,300	(c)

Total Construction Materials				4,164,300

Containers & Packaging - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.232%	12/15/19	1,790,000	1,781,050	(a)(d)
Ball Corp., Senior Notes	5.000%	3/15/22	260,000	270,075
Ball Corp., Senior Notes	4.000%	11/15/23	490,000	469,175
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,300,000	1,326,000
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	538,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,000,000	1,050,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	689,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	149,975
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	70,000	72,394
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	40,000	41,264

Total Containers & Packaging				6,388,383

Metals & Mining - 3.3%
ArcelorMittal, Senior Notes	5.000%	2/25/17	20,000	20,925
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	520,000	527,373
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	582,977
Cliffs Natural Resources Inc., Senior Notes	4.200%	1/15/18	170,000	171,196
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	280,000	265,915
Evraz Group SA, Notes	6.750%	4/27/18	2,840,000	2,655,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,310,000	2,529,450	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	630,000	686,306	(a)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	30,000	30,409
Glencore Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,716,852
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,320,000	2,231,840	(c)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	2,025,625
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,850,000	2,775,473
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	433,575
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,276,000	3,861,913
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	500,000	562,500	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	2,730,000	2,839,200	(c)
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	2,770,000	2,825,400	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	687,492	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	543,865	(a)

Total Metals & Mining				29,973,686

TOTAL MATERIALS				42,244,981

TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,270,000	1,308,100	(a)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - (continued)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,690,000	$1,814,587	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,510,000	2,437,466
CenturyLink Inc., Senior Notes	5.625%	4/1/20	520,000	549,900
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000	1,550,850	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,020,000	2,181,600	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,930,000	2,089,225
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	1,960,000	2,121,700
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	190,951
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,800,000	1,831,500	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	89,954
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	256,221
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	1,800,000	1,782,000	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,423,500	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	430,000	446,002
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,940,000	4,460,829
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	460,000	486,925
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	655,000	826,778
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	665,000	856,507
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	679,000	711,739	(a)
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	666,000	694,877	(a)

Total Diversified Telecommunication Services				28,111,211

Wireless Telecommunication Services - 0.7%
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,615,250	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,600,000	3,559,644	(a)

Total Wireless Telecommunication Services				6,174,894

TOTAL TELECOMMUNICATION SERVICES				34,286,105

UTILITIES - 0.5%
Electric Utilities - 0.2%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,960,000	2,029,580	(c)

Independent Power and Renewable Electricity Producers - 0.3%
AES Corp., Senior Notes	7.750%	10/15/15	93,000	98,812
AES Corp., Senior Notes	4.875%	5/15/23	350,000	343,875
AES Corp., Senior Notes	5.500%	3/15/24	350,000	356,125
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	488,000	541,680	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	278,200	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipts	—	—	420,000	0	(g)(h)(i)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,028,027

Total Independent Power and Renewable Electricity Producers				2,646,719

TOTAL UTILITIES				4,676,299

TOTAL CORPORATE BONDS & NOTES (Cost - $331,163,299)				342,513,821

ASSET-BACKED SECURITIES - 9.6%
Access Group Inc., 2005-B B2	0.734%	7/25/35	4,010,640	3,609,576	(d)
Access Group Inc., 2007-1 C	0.634%	10/25/35	1,787,774	1,655,986	(d)
ACE Securities Corp., 2006-GP1 A	0.415%	2/25/31	307,895	291,042	(d)
ALM Loan Funding, 2013-10A B	2.834%	1/15/25	900,000	870,048	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.190%	7/25/32	288,671	277,889	(d)
Argent Securities Inc., 2003-W8 M1	1.205%	12/25/33	1,294,417	1,246,870	(d)
Arrowpoint CLO Ltd., 2014-2A C	2.984%	3/12/26	600,000	576,000	(a)(d)(h)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.100%	4/25/35	1,250,000	1,100,446	(d)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,183,252	1,109,666	(h)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ASSET-BACKED SECURITIES - (continued)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000		$4,011,464	(a)
Carlyle Global Market Strategies, 2013-4A C	3.034%	10/15/25	600,000		586,926	(a)(d)
Carlyle Global Market Strategies CLO Ltd., 2014-2A D	3.796%	5/15/25	1,100,000		1,052,810	(a)(d)(h)
Cent CLO LP, 2014-21A C	3.731%	7/27/26	500,000		473,790	(a)(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664		143,712
Chase Funding Loan Acquisition Trust, 2004-AQ1 M1	0.885%	5/25/34	2,047,698		1,798,988	(d)
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.355%	11/25/45	434,383		419,118	(a)(d)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.105%	10/25/35	1,370,000		1,140,606	(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000		753,548
Fremont Home Loan Trust, 2006-B 2A2	0.255%	8/25/36	455,020		197,285	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.335%	12/25/36	854,984		742,289	(d)
Greenpoint Manufactured Housing, 1999-2 A2	2.915%	3/18/29	325,000		289,867	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.528%	6/19/29	150,000		130,500	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.654%	2/20/30	175,000		152,250	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.653%	2/20/32	275,000		252,216	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	350,000		316,424	(d)
GSAMP Trust, 2004-SEA2 M2	1.405%	3/25/34	3,700,000		3,412,284	(d)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	1,395,182		170,710
GSAMP Trust, 2006-SEA1 A	0.455%	5/25/36	92,805		91,719	(a)(d)
GSAMP Trust, 2007-FM1 A2C	0.325%	12/25/36	1,898,610		1,062,584	(d)
GSAMP Trust, 2007-FM1 A2D	0.405%	12/25/36	3,134,497		1,779,993	(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.455%	9/25/36	159,783		151,200	(a)(d)
Hildene CLO Ltd., 2014-2A D	3.976%	7/19/26	750,000		718,350	(a)(d)(h)
Home Equity Mortgage Trust, 2005-3 M3	1.235%	11/25/35	3,802,280		3,516,166	(d)
Indymac Seconds Asset Backed Trust, 2006-A A	0.415%	6/25/36	1,052,324		250,070	(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.495%	2/25/36	245,667		240,540	(d)
JPMorgan Mortgage Acquisition Corp., 2005-OPT2 M3	0.635%	12/25/35	6,800,000		5,051,802	(d)
LCM Limited Partnership, 16A D	3.858%	7/15/26	400,000		387,000	(a)(d)(h)
Lehman XS Trust, 2005-7N 1A1A	0.425%	12/25/35	2,091,853		1,902,179	(d)
Lehman XS Trust, 2006-16N A4B	0.395%	11/25/46	143,919		24,375	(d)
Lehman XS Trust, 2006-GP3 2A2	0.375%	6/25/46	33,321		1,861	(d)
M&T Bank Auto Receivables Trust, 2013-1A R	0.000%	10/15/20	327,100		1,212,140	(a)(h)
Madison Park Funding Ltd., 2013-11A C	2.983%	10/23/25	1,100,000		1,076,482	(a)(d)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,400,000	EUR	1,839,530	(a)(h)
MASTR Specialized Loan Trust, 2006-3 A	0.415%	6/25/46	262,805		231,615	(a)(d)
MASTR Specialized Loan Trust, 2007-1 A	0.525%	1/25/37	260,479		163,903	(a)(d)
National Collegiate Student Loan Trust, 2006-3 A4	0.425%	3/26/29	2,210,000		2,014,585	(d)
National Collegiate Student Loan Trust, 2007-4 A3L	1.005%	3/25/38	5,790,000		4,162,444	(d)
Nelnet Student Loan Trust, 2005-4 A4R2	0.858%	3/22/32	2,900,000		2,718,573	(d)
Neuberger Berman CLO Ltd., 2013-15A C	3.084%	10/15/25	350,000		346,997	(a)(d)
Northwoods Capital Ltd., 2014-11A C	2.984%	4/15/25	250,000		240,000	(a)(d)(h)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	173,615		169,655	(d)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,349,133		2,946,614
Octagon Investment Partners XIX Ltd., 2014-1A C	3.084%	4/15/26	250,000		246,770	(a)(d)
Option One Mortgage Loan Trust, 2005-1 A4	0.955%	2/25/35	409,248		400,851	(d)
Origen Manufactured Housing, 2007-A A2	2.395%	4/15/37	2,191,672		1,931,767	(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000		105,300	(a)
Pinnacle Park CLO Ltd., 2014-1A D	3.729%	4/15/26	350,000		338,807	(a)(d)
RAAC Series, 2005-SP2 2A	0.455%	6/25/44	2,123,442		1,852,293	(d)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.395%	8/25/36	5,098,133		2,759,986	(d)
Saratoga Investment Corp. CLO Ltd., 2013-1A C	3.134%	10/20/23	500,000		484,690	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of Investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Security National Mortgage Loan Trust, 2005-2A A3	6.213%	2/25/36	2,426,943	$2,273,335	(a)(d)
Security National Mortgage Loan Trust, 2007-1A 2A	0.505%	4/25/37	290,583	228,979	(a)(d)
Shackleton CLO Ltd., 2013-4A C	3.234%	1/13/25	1,750,000	1,727,950	(a)(d)(h)
Soundview Home Loan Trust, 2006-EQ1 A3	0.315%	10/25/36	2,109,060	1,786,825	(d)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,866,595	3,847,297
Venture CDO Ltd., 2013-15A C	3.334%	7/15/25	900,000	894,960	(a)(d)(h)
Venture CDO Ltd., 2014-16A A3L	3.118%	4/15/26	2,000,000	1,940,335	(a)(d)
Wells Fargo Home Equity Trust, 2007-2 A3	0.385%	4/25/37	6,950,000	5,187,800	(d)
Whitehorse Ltd., 2013-1A A3L	3.235%	11/24/25	200,000	197,023	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $83,833,569)				85,287,655

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.9%
Adjustable Rate Mortgage Trust, 2004-1 4A1	4.440%	1/25/35	1,122,080	1,113,863	(d)
Adjustable Rate Mortgage Trust, 2005-1 5M1	1.205%	5/25/35	1,683,831	1,569,029	(d)
Banc of America Funding Corp., 2006-D 6A1	4.912%	5/20/36	649,858	540,143	(d)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.498%	7/25/33	16,821	16,211	(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.580%	2/25/34	17,548	17,098	(d)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.394%	12/25/33	376,939	384,042	(d)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.835%	9/25/34	67,334	67,168	(d)
Bear Stearns Alt-A Trust, 2004-11 1A2	0.995%	11/25/34	55,237	54,248	(d)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.655%	3/25/35	24,410	23,731	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.602%	1/25/36	267,974	211,638	(d)
Bear Stearns ARM Trust, 2004-12 1A1	2.826%	2/25/35	70,678	64,785	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.489%	12/25/35	882,592	1,042,213	(d)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.315%	12/25/46	676,849	511,072	(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	870,000	844,241
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	640,000	539,043	(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000	348,018
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.415%	11/25/35	346,149	234,252	(d)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 A3	0.375%	8/25/36	3,450,000	3,003,829	(d)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.969%	5/15/46	790,000	811,862	(d)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	800,000	801,930
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	2,044,973	2,069,120
Countrywide Alternative Loan Trust, 2005-24 4A1	0.386%	7/20/35	450,506	391,484	(d)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,850,095	2,648,373
Countrywide Alternative Loan Trust, 2005-51 2A1	0.456%	11/20/35	264,296	222,603	(d)
Countrywide Alternative Loan Trust, 2005-52CB 1A2 IO	4.945%	11/25/35	15,728,820	2,044,196	(d)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.486%	11/20/35	1,184,282	968,507	(d)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.455%	12/25/35	4,507,060	3,840,055	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.415%	1/25/46	259,502	210,735	(d)
Countrywide Alternative Loan Trust, 2006-04CB 1A4 IO	5.145%	4/25/36	17,112,510	2,924,391	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	0.655%	4/25/36	4,393,601	2,916,187	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	5.345%	4/25/36	10,051,791	1,489,103	(d)
Countrywide Alternative Loan Trust, 2006-21CB A6 IO	5.445%	7/25/36	6,083,815	1,098,603	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Countrywide Alternative Loan Trust, 2006-J1 1A7	0.855%	2/25/36	4,432,699	$3,505,467	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.082%	6/19/31	24,614	24,786	(d)
Countrywide Home Loans, 2003-60 1A1	2.692%	2/25/34	226,243	225,949	(d)
Countrywide Home Loans, 2006-03 1A2	0.485%	3/25/36	2,188	1,385	(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.775%	3/25/35	726,454	671,686	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	885,000	851,020
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.749%	1/15/49	280,000	280,025	(d)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.605%	6/25/34	103,763	95,839	(d)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	0.976%	11/19/44	3,604,583	3,272,997	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.345%	7/15/37	2,509,436	423,865	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.825%	7/25/21	3,667,380	340,846	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.361%	4/25/20	1,079,828	53,858	(d)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.425%	9/25/40	1,641,979	307,056	(d)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	233,539	265,078
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,357,312	364,339
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.220%	2/25/36	380,585	302,934	(d)
FREMF Mortgage Trust, 2014-KF04 B	3.450%	6/25/21	1,980,000	1,980,225	(a)(d)
GE Business Loan Trust, 2006-2A C	0.535%	11/15/34	1,061,663	926,358	(a)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	817,612	(d)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.937%	9/16/46	23,907,245	1,220,250	(d)
Government National Mortgage Association (GNMA), 2012-087 IO, IO	0.922%	8/16/52	24,499,171	1,596,513	(d)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.855%	2/16/53	17,780,393	1,162,891	(d)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.038%	1/16/53	4,942,991	430,999	(d)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.860%	2/16/53	8,292,461	566,723	(d)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,060,832	1,700,170
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.123%	9/16/44	6,844,070	514,738	(d)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.037%	6/16/55	13,413,208	959,755	(d)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.383%	2/16/48	7,383,013	598,327	(d)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.039%	9/16/55	7,253,424	542,513	(d)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.405%	4/25/36	836,941	1,860,521	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.385%	4/25/36	259,201	195,569	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.365%	4/25/36	2,598,960	1,994,639	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	790,000	809,891

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.505%	1/25/36	2,012,500	$1,698,935	(a)(d)
HarborView Mortgage Loan Trust, 2006-13 A	0.336%	11/19/46	314,950	249,340	(d)
IMPAC CMB Trust, 2004-5 1A1	0.875%	10/25/34	103,820	101,098	(d)
IMPAC Secured Assets Corp., 2004-3 1A4	0.955%	11/25/34	8,081	8,054	(d)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	2.847%	6/25/36	4,715,153	3,256,039	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	134,236	133,331
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.435%	4/25/47	3,820,675	3,499,800	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.060%	4/15/45	850,000	855,494	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	2,050,000	2,013,182	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.755%	6/15/29	2,770,000	2,761,365	(a)(d)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.425%	12/25/36	15,281,894	3,990,202	(d)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.475%	2/25/37	4,907,736	1,350,035	(d)
MASTR ARM Trust, 2003-3 3A4	2.039%	9/25/33	1,216,173	1,215,846	(d)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.325%	2/25/37	1,004,965	933,715	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.578%	5/25/34	216,702	216,892	(d)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	840,000	856,104	(d)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	1,370,000	1,402,462	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	887,000	850,610	(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	840,000	814,593	(d)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.677%	8/25/34	54,082	53,451	(d)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.826%	3/25/36	336,601	286,750	(d)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.195%	8/25/36	276,961	206,942	(d)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.403%	8/26/34	1,500,000	1,234,168	(a)(d)
Residential Accredit Loans Inc., 2006-QO2 A1	0.375%	2/25/46	3,570,442	1,736,788	(d)
Residential Accredit Loans Inc., 2006-QO3 A1	0.365%	4/25/46	1,956,525	980,246	(d)
Residential Accredit Loans Inc., 2006-QO3 A2	0.415%	4/25/46	1,014,918	515,245	(d)
Residential Accredit Loans Inc., 2006-QO3 A3	0.485%	4/25/46	1,420,814	712,268	(d)
Residential Accredit Loans Inc., 2007-QO1 A1	0.305%	2/25/47	1,783,789	1,434,440	(d)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.395%	2/25/36	16,185,893	3,049,244	(d)
Sequoia Mortgage Trust, 2007-4 4A1	2.741%	7/20/47	934,116	807,831	(d)
Structured ARM Loan Trust, 2004-04 3A2	2.456%	4/25/34	582,592	583,976	(d)
Structured ARM Loan Trust, 2004-07 A1	0.560%	6/25/34	14,338	13,243	(d)
Structured ARM Loan Trust, 2004-16 2A	2.419%	11/25/34	800,175	795,882	(d)
Structured ARM Loan Trust, 2005-19XS 1A1	0.475%	10/25/35	845,014	719,391	(d)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.896%	12/19/33	61,058	58,472	(d)
Structured Asset Securities Corp., 2002-08A 7A1	1.842%	5/25/32	49,932	49,650	(d)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	3,836	3,849	(d)
Structured Asset Securities Corp., 2002-16A 1A1	2.708%	8/25/32	161,390	160,041	(d)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	5,384	5,408	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.955%	9/25/33	147,920	145,967	(a)(d)
Structured Asset Securities Corp., 2004-NP2 A	0.505%	6/25/34	1,680,707	1,564,392	(a)(d)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.055%	3/25/44	26,113	23,667	(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.734%	1/15/45	1,630,000	1,531,496	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C28 AJ	5.632%	10/15/48	700,000	718,362	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR02 A1A	1.058%	4/25/46	4,373,150	3,504,804	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.088%	5/25/46	3,794,638	2,861,503	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.078%	8/25/46	3,775,253		$2,601,625	(d)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.612%	5/25/35	169,218		169,592	(d)
WF-RBS Commercial Mortgage Trust, 2012-C10 D	4.607%	12/15/45	700,000		674,838	(a)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $113,669,461)					115,297,225

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $40,622)	8.000%	1/31/20	285,000	MXN	39,230	(a)

MORTGAGE-BACKED SECURITIES - 2.9%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	763,101		812,431

FNMA - 2.8%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	1,495,848		1,648,767
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,327,901		1,508,677
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	18,861,908		19,502,235
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	2,218,834		2,363,341

Total FNMA					25,023,020

GNMA - 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	364,810		397,921

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $25,957,779)					26,233,372

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.2%
Brazil - 0.3%
Federative Republic of Brazil, Notes	6.000%	8/15/50	4,944,147	BRL	2,386,871

Japan - 1.9%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,644,800,000	JPY	17,048,725

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $19,713,029)					19,435,596

SENIOR LOANS - 2.8%
CONSUMER DISCRETIONARY - 1.1%
Auto Components - 0.1%
INA Beteiligungsgesellschaft mbH, USD Term Loan E	3.750%	5/15/20	610,000		608,693	(j)(k)

Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Operating Co., Extended Term Loan B6	6.948 - 6.949%	3/1/17	1,585,704		1,483,954	(j)(k)
CCM Merger Inc., New Term Loan B	4.500%	7/18/21	680,000		678,584	(j)(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	1,065,789		1,057,944	(j)(k)
MGM Resorts International, Term Loan B	3.500%	12/20/19	496,222		492,913	(j)(k)

Total Hotels, Restaurants & Leisure					3,713,395

Media - 0.2%
CSC Holdings Inc., New Term Loan B	2.657%	4/17/20	496,587		486,500	(j)(k)
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	969,641		957,369	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	719,758		714,809	(j)(k)

Total Media					2,158,678

Specialty Retail - 0.4%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,587,929		1,264,389	(j)(k)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	989,975		977,353	(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - (continued)
Party City Holdings Inc., Term Loan	4.000%	7/27/19	1,040,181	$1,027,698	(j)(k)

Total Specialty Retail				3,269,440

TOTAL CONSUMER DISCRETIONARY				9,750,206

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	822,239	807,336	(j)(k)

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Peabody Energy Corp., Term Loan B	4.250%	9/24/20	615,350	611,197	(j)(k)

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.2%
MPH Acquisition Holdings LLC, Term Loan	4.000%	3/31/21	894,909	889,689	(j)(k)
Radnet Management Inc., Term Loan B	4.250 - 5.500%	10/10/18	982,515	979,241	(j)(k)

Total Health Care Providers & Services				1,868,930

Pharmaceuticals - 0.1%
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	1,234,406	1,226,434	(j)(k)

TOTAL HEALTH CARE				3,095,364

INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.1%
Language Line LLC, First Lien Term Loan B	6.250%	6/20/16	242,270	241,967	(j)(k)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	989,950	989,331	(j)(k)

Total Commercial Services & Supplies				1,231,298

Machinery - 0.2%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	982,512	974,529	(j)(k)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	481,231	479,025	(j)(k)

Total Machinery				1,453,554

TOTAL INDUSTRIALS				2,684,852

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., New 2018 Extended Term Loan	3.655%	3/23/18	612,309	605,165	(j)(k)

Software - 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	339,000	338,859	(j)(k)

TOTAL INFORMATION TECHNOLOGY				944,024

MATERIALS - 0.2%
Chemicals - 0.1%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	987,284	987,900	(j)(k)

Metals & Mining - 0.1%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	643,140	640,371	(j)(k)

TOTAL MATERIALS				1,628,271

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings S.A., Term Loan B2	3.750%	6/30/19	478,252	474,814	(j)(k)

Wireless Telecommunication Services - 0.1%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	970,166	962,890	(j)(k)

TOTAL TELECOMMUNICATION SERVICES				1,437,704

UTILITIES - 0.4%
Electric Utilities - 0.1%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	974,182	973,878	(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power and Renewable Electricity Producers - 0.3%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	2,980,000		$2,988,693	(j)(k)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	138,640		142,106	(j)(k)

Total Independent Power and Renewable Electricity Producers					3,130,799

TOTAL UTILITIES					4,104,677

TOTAL SENIOR LOANS (Cost - $25,452,303)					25,063,631

SOVEREIGN BONDS - 2.8%
Brazil - 0.2%
Federative Republic of Brazil, Notes	10.000%	1/1/17	4,383,000	BRL	1,906,238

Hungary - 0.2%
Republic of Hungary, Bonds	6.500%	6/24/19	345,020,000	HUF	1,626,333

Italy - 0.7%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.750%	5/1/21	4,430,000	EUR	6,581,053

Malaysia - 0.3%
Federation of Malaysia, Bonds	4.160%	7/15/21	7,530,000	MYR	2,435,298

Mexico - 1.0%
United Mexican States, Bonds	6.500%	6/9/22	70,346,900	MXN	5,701,350
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	159,384
United Mexican States, Bonds	8.500%	11/18/38	6,707,600	MXN	629,853
United Mexican States, Bonds	7.750%	11/13/42	26,991,900	MXN	2,357,049

Total Mexico					8,847,636

New Zealand - 0.4%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	4,070,000	NZD	3,232,533	(c)

Poland - 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	64,195

TOTAL SOVEREIGN BONDS (Cost - $24,398,530)					24,693,286

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.8%
U.S. Government Agencies - 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,770,222

U.S. Government Obligations - 14.6%
U.S. Treasury Bonds	3.750%	11/15/43	9,350,000		10,580,105
U.S. Treasury Bonds	3.625%	2/15/44	12,270,000		13,581,356
U.S. Treasury Bonds	3.375%	5/15/44	11,460,000		12,118,950
U.S. Treasury Notes	0.250%	9/15/15	80,000		80,103
U.S. Treasury Notes	0.250%	10/15/15	70,000		70,066
U.S. Treasury Notes	0.375%	4/30/16	480,000		480,056
U.S. Treasury Notes	1.500%	7/31/16	360,000		366,919
U.S. Treasury Notes	1.000%	8/31/16	950,000		959,128
U.S. Treasury Notes	0.750%	6/30/17	860,000		856,372
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,648,864
U.S. Treasury Notes	0.750%	10/31/17	1,160,000		1,148,854
U.S. Treasury Notes	0.625%	11/30/17	4,410,000		4,342,818
U.S. Treasury Notes	0.625%	4/30/18	2,800,000		2,735,468
U.S. Treasury Notes	1.375%	7/31/18	30,000		30,016
U.S. Treasury Notes	1.500%	8/31/18	720,000		723,094
U.S. Treasury Notes	1.250%	11/30/18	630,000		624,340
U.S. Treasury Notes	1.625%	4/30/19	29,940,000		29,998,473
U.S. Treasury Notes	1.500%	5/31/19	780,000		776,527

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. Government Obligations - (continued)
U.S. Treasury Notes	1.625%	7/31/19	20,000	$20,002
U.S. Treasury Notes	1.000%	9/30/19	190,000	183,766
U.S. Treasury Notes	1.125%	12/31/19	6,700,000	6,494,290
U.S. Treasury Notes	2.000%	5/31/21	8,440,000	8,429,450
U.S. Treasury Notes	1.625%	8/15/22	960,000	922,725
U.S. Treasury Notes	2.750%	11/15/23	2,900,000	3,011,015
U.S. Treasury Notes	2.375%	8/15/24	40,000	40,106
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	76,800,000	30,031,334

Total U.S. Government Obligations				130,254,197

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $123,374,112)				132,024,419

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.1%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,654,095	2,164,539
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,219,200	4,122,952
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	3,482,178	3,543,116

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $9,463,667)				9,830,607

			SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Tropicana Entertainment Inc. (Cost - $284,300)			17,138	294,945	*

PREFERRED STOCKS - 0.6%
FINANCIALS - 0.6%
Capital Markets - 0.1%
State Street Corp.	5.900%		43,799	1,143,154	(d)

Consumer Finance - 0.5%
GMAC Capital Trust I	8.125%		158,099	4,249,701	(d)

TOTAL PREFERRED STOCKS (Cost - $5,056,591)				5,392,855

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.1%
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.IG.22 Index, Put @ $80.00		9/17/14	122,420,000	1,600
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.IG.22 Index, Put @ $80.00		9/17/14	97,930,000	1,280
Credit default swaption with Credit Suisse to buy protection on Markit CDX.NA.IG.22 Index, Put @ $90.00		10/15/14	38,600,000	5,256
Eurodollar Futures, Call @ $99.63		3/16/15	1,080	202,500
Eurodollar Mid Curve 1-Year Futures, Put @ $98.75		9/12/14	702	4,388
Eurodollar Mid Curve 1-Year Futures, Put @ $98.88		9/12/14	702	4,388
Eurodollar Mid Curve 2-Year Futures, Call @ $98.50		12/12/14	942	64,762
Eurodollar Mid Curve 4-Year Futures, Call @ $97.50		9/12/14	280	1,750
U.S. Dollar/Euro, Call @ $1.32		10/6/14	26,270,000	211,059
U.S. Treasury 5-Year Notes Futures, Call @ $119.25		9/26/14	250	54,687
U.S. Treasury 5-Year Notes Futures, Call @ $119.50		9/26/14	316	44,438
U.S. Treasury 5-Year Notes Futures, Put @ $118.00		9/26/14	316	41,969
U.S. Treasury 30-Year Bonds Futures, Call @ $143.00		9/26/14	313	112,484
U.S. Treasury 30-Year Bonds Futures, Put @ $138.00		9/26/14	158	74,062

TOTAL PURCHASED OPTIONS (Cost - $1,070,836)				824,623

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $763,478,098)				786,931,265

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 3.9%
Repurchase Agreements - 3.9%
Deutsche Bank Securities Inc. repurchase agreement dated 8/29/14; Proceeds at maturity - $35,100,156; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value - $35,801,999) (Cost - $35,100,000)	0.040%	9/2/14	35,100,000	$35,100,000

TOTAL INVESTMENTS - 92.0% (Cost - $798,578,098#)				822,031,265
Other Assets in Excess of Liabilities - 8.0%				71,899,018

TOTAL NET ASSETS - 100.0%				$893,930,283

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of August 31, 2014.

(g)	Illiquid security.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Value is less than $1.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
EUR	— Euro
HUF	— Hungarian Forint
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
Eurodollar Futures, Call	3/16/15	$99.75	1,080	$33,750
Eurodollar Futures, Put	3/16/15	99.50	1,080	74,250
Eurodollar Mid Curve 1-Year Futures, Put	9/12/14	99.00	702	4,388
U.S. Dollar/Euro, Call	11/28/14	1.30	13,135,000	83,952

TOTAL WRITTEN OPTIONS (Premiums received - $438,827)				$196,340

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials	—	$92,734,177	$0	*	$92,734,177
Utilities	—	4,676,299	0	*	4,676,299
Other corporate bonds & notes	—	245,103,345	—		245,103,345
Asset-backed securities	—	79,543,919	5,743,736		85,287,655
Collateralized mortgage obligations	—	115,297,225	—		115,297,225
Convertible bonds & notes	—	39,230	—		39,230
Mortgage-backed securities	—	26,233,372	—		26,233,372
Non-U.S. Treasury inflation protected securities	—	19,435,596	—		19,435,596
Senior loans	—	25,063,631	—		25,063,631
Sovereign bonds	—	24,693,286	—		24,693,286
U.S. government & agency obligations	—	132,024,419	—		132,024,419
U.S. Treasury inflation protected securities	—	9,830,607	—		9,830,607
Common stocks	$294,945	—	—		294,945
Preferred stocks	5,392,855	—	—		5,392,855
Purchased options	605,428	219,195	—		824,623

Total long-term investments	$6,293,228	$774,894,301	$5,743,736		$786,931,265

Short-term investments†	—	35,100,000	—		35,100,000

Total investments	$6,293,228	$809,994,301	$5,743,736		$822,031,265

Other financial instruments:
Futures contracts	$216,151	—	—		$216,151
Forward foreign currency contracts	—	$1,717,845	—		1,717,845
Purchased options on futures	61,099	—	—		61,099
Centrally cleared credit default swaps on credit indices - buy protection	—	8,697	—		8,697
OTC currency swaps‡	—	68,148	—		68,148

Total other financial instruments	$277,250	$1,794,690	—		$2,071,940

Total	$6,570,478	$811,788,991	$5,743,736		$824,103,205

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$112,388	$83,952	—		$196,340
Futures contracts	4,041,178	—	—		4,041,178
Forward foreign currency contracts	—	100,735	—		100,735
Centrally cleared interest rate swaps	—	6,699,142	—		6,699,142
Centrally cleared credit default swaps on credit indices - buy protection	—	224,959	—		224,959

Total	$4,153,566	$7,108,788	—		$11,262,354

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(h) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event

Notes to Schedule of Investments (unaudited) (continued)

of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other

Notes to Schedule of Investments (unaudited) (continued)

transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $297,075. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,158,059
Gross unrealized depreciation	(10,704,892)

Net unrealized appreciation	$23,453,167

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	247	12/15	$61,108,865	$61,135,587	$26,722
U.S. Treasury 2-Year Notes	10	12/14	2,191,408	2,190,469	(939)
U.S. Treasury 5-Year Notes	211	12/14	25,027,639	25,074,383	46,744
U.S. Treasury Ultra Long-Term Bonds	49	12/14	7,476,815	7,619,500	142,685

					215,212

Contracts to Sell:
90-Day Eurodollar	952	3/15	236,952,431	237,155,100	(202,669)
90-Day Eurodollar	240	6/18	58,024,470	58,269,000	(244,530)
Euro Bund	267	9/14	51,804,144	53,163,965	(1,359,821)
Japanese 10-Year Bonds	34	9/14	47,430,273	47,785,285	(355,012)
U.S. Treasury 10-Year Notes	3,440	12/14	430,889,431	432,687,500	(1,798,069)
U.S. Treasury Long-Term Bonds	81	12/14	11,267,456	11,347,594	(80,138)

					(4,040,239)

Net unrealized depreciation on open futures contracts					$(3,825,027)

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2014, the Fund had the following options on futures:

	Number of Contracts	Strike Price		Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
Euro Bund, Put	155	148.00	EUR	9/14	$50,910	$42,769	$(8,141)
Euro Bund, Put	155	147.00	EUR	9/14	65,508	18,330	(47,178)

Total						$61,099	$(55,319)

During the period ended August 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2014	38,601,344	$517,881
Options written	51,738,138	374,477
Options closed	(77,201,272)	(432,850)
Options exercised	—	—
Options expired	(348)	(20,681)

Written options, outstanding as of August 31, 2014	13,137,862	$438,827

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Indian Rupee	Bank of America N.A.	225,700,000	$3,680,130	10/16/14	$(26,554)
Indian Rupee	Citibank, N.A.	260,300,000	4,244,297	10/16/14	(29,572)
Singapore Dollar	Barclays Bank PLC	5,000,000	4,002,946	10/16/14	(23,872)
Canadian Dollar	Citibank, N.A.	2,000,000	1,836,304	11/14/14	15,331
Euro	Citibank, N.A.	4,750,000	6,244,225	11/14/14	(16,347)
Mexican Peso	Morgan Stanley & Co. Inc.	102,939,122	7,835,698	11/14/14	99,870
Singapore Dollar	Citibank, N.A.	5,940,000	4,755,500	11/14/14	9,278

					28,134

Contracts to Sell:
Australian Dollar	Citibank, N.A.	8,600,000	8,007,726	10/16/14	336
Euro	Morgan Stanley & Co. Inc.	8,100,000	10,645,761	10/16/14	384,049
Japanese Yen	Citibank, N.A.	785,000,000	7,547,257	10/16/14	166,063
Euro	Citibank, N.A.	500,000	657,287	11/14/14	10,705
Euro	Citibank, N.A.	11,766,122	15,467,433	11/14/14	294,428
Euro	Morgan Stanley & Co. Inc.	2,059,001	2,706,708	11/14/14	47,792
Euro	UBS AG	2,110,735	2,774,717	11/14/14	50,230
Japanese Yen	Citibank, N.A.	3,129,952,782	30,098,498	11/14/14	612,605
Japanese Yen	Credit Suisse	165,039,620	1,587,067	11/14/14	27,158
Mexican Peso	Morgan Stanley & Co. Inc.	30,000,000	2,283,592	11/14/14	(4,390)

					1,588,976

Net unrealized appreciation on open forward foreign currency contracts					$1,617,110

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc.	$71,440,000	11/15/43	2.224% 1 Time	3-Month LIBOR	—	$(6,699,142)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (Markit CDX.NA.HY.22 Index)	$3,600,000	6/20/19	5.000% quarterly	$(290,166)	$(248,968)	$(41,198)
BNP Paribas (Markit CDX.NA.HY.22 Index)	13,246,200	6/20/19	5.000% quarterly	(1,067,666)	(1,068,997)	1,331
Citigroup (Markit CDX.NA.HY.22 Index)	8,007,150	6/20/19	5.000% quarterly	(645,389)	(553,758)	(91,631)
Credit Suisse (Markit CDX.NA.HY.22 Index)	3,257,100	6/20/19	5.000% quarterly	(262,528)	(269,894)	7,366
Credit Suisse (Markit CDX.NA.IG.22 Index)	38,600,000	6/20/19	1.000% quarterly	(771,240)	(734,620)	(36,620)
Goldman Sachs (Markit CDX.NA.HY.22 Index)	6,000,000	6/20/19	5.000% quarterly	(483,610)	(428,100)	(55,510)

Total	$72,710,450			$(3,520,599)	$(3,304,337)	$(216,262)

OTC CURRENCY SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT RECEIVED*	NOTIONAL AMOUNT DELIVERED*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$69,478

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

				Futures Contracts		Forward Foreign Currency Contracts			Centrally Cleared Swap Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Purchased Options on Futures, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$605,428	$(112,388)	$61,099	$216,151	$(4,041,178)	—	—	—	—	$(6,699,142)	$(9,970,030)
Foreign Exchange Risk	211,059	(83,952)	—	—	—	$1,717,845	$(100,735)	$68,148	—	—	1,812,365
Credit Risk	8,136	—	—	—	—	—	—	—	$8,697	(224,959)	(208,126)

Total	$824,623	$(196,340)	$61,099	$216,151	$(4,041,178)	$1,717,845	$(100,735)	$68,148	$8,697	$(6,924,101)	$(8,365,791)

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$408,994
Written options	274,558
Futures contracts (to buy)	95,978,806
Futures contracts (to sell)	816,823,079
Forward foreign currency contracts (to buy)	33,416,166
Forward foreign currency contracts (to sell)	83,396,509

Average Notional Balance
Interest rate swap contracts	$104,252,500
Credit default swap contracts (to buy protection)	43,280,425
Currency swap contracts	1,428,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer
Date: October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: October 22, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: October 22, 2014